EXHIBIT 10.49
Translated From Japanese

                                Partner Contract
                             Dated December 22, 2005
                Between IA Partners and Internet Service Partners

                             1. Offer of IST service

1-1  (Offer of IST service)

Internet Service Partners offers IST service to IA Partners during the term of validity of this contract on condition that Internet Service Partners executes each provision of the contract faithfully.

1-2  (Location of the place of business)

(1)  The location of IST system is specified on the attached sheet.

(2) Change, addition and deletion of IST system's location are separately decided in writing upon deliberation between Internet Service Partners and IA Partners.

                            2. Standard of operation

2-1  (Treatment of confidential affairs)

(1) IA Partners may not use or divulge any information about Internet Service Partners gained under this contract for any other purposes except this business even after the contract expires.

(2) Internet Service Partners lends operating manuals of IST system, other manuals and formats for IST system (these three are genetically called "confidential affairs") to IA Partners.

(3) IA Partners confirms that a copyright of the confidential affairs belongs to Internet Service Partners and has to keep and use documents regarding the confidential affairs with attention of a good administrator. In addition to this, IA Partners cannot release, divulge and copy the confidential affairs to third parties.

(4) IA Partners has to observe each provision of the article when they use IST system.

(5) With advanced notice, Internet Service Partners may revise contents of the confidential affairs and standards and specifications of IST system.

2-2  (Opening preparation)

(1)  Costs for opening preparation of the business are charged to IA Partners.

(2) Internet Service Partners makes a final inspection when IA Partners finishes preparing the opening of the business.

2-3  (Continued guidance)

(1) Internet Service Partners gives guidance necessary for operating IST system to IA Partners regularly, irregularly or if there is a request from IA Partners.

(2) Basically, the continued guidance of Internet Service Partners to IA Partners is given by means of a telephone meeting and joint training.

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(3)  IA Partners prepares machinery and materials necessary for the continued
     guidance, which costs should be charged to IA Partners.

                              3. Business activity

3-1  (available merchandise)

Available merchandise from IA Partners is specified on the attached statement
(2).

3-2  (Permission to use trademarks)

(1) Internet Service Partners grants IA Partners permission to use Internet Service Partners' trademarks, trademarks and service mark necessary for the business, symbol marks, designs and signboards when IA Partners executes the business.

(2) Details of the trademarks and symbol marks and how to use them are designated by Internet Service Partners according to IA Partners' situation.

(3) IA Partners may not use the trademarks and symbol marks beyond the purpose, range and way of the business.

3-3  (Commission)

Internet Service Partners pays a commission specified on the attached sheet as a consideration of the business. Based on reasonable grounds, if IA Partners' business is under suspicion of illegal performance or Internet Service Partners can judge that it is an illegal business, after such suspicion is proved to be an illegal business upon deliberation between IA Partners and Internet Service Partners, Internet Service Partners may suspend payment of the commission and IA Partners has to reimburse the commission received by an illegal business to Internet Service Partners immediately.

3-4  (Participation in meetings)

IA Partners agrees to participate in meetings and trainings held by Internet Service Partners.

3-5  (Exemption)

Internet Service Partners is exempt from a liability for reparation for IA Partners' damages if the reason falls under the following clauses;

(1)  A fault caused by trouble of a host computer and firmware.

(2) A revision or disappearance of transmission data owing to bad communication lines.

(3) Damages caused by an accident owing to other IST systems or computer systems.

(4) If Internet Service Partners cannot offer their regular function and service because of inevitability such as a natural disaster, lightning and abnormal electric current.

3-6  (Observance)

On executing the business, IA Partners has to observe laws and ordinances as well as the following matters;

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(1)  Not engage in the business and similar business to this at any place except the operating base under the contract.

(2) Use the accounts such as reports necessary for the business designated by Internet Service Partners. (If not designated, they are optional.)

3-7  (Prohibition)

IA Partners may not perform the following acts;

(1) On executing the business, supply money to customers, for instance reimburse a part of the commission, without Internet Service Partners' advance notice

(2) Not confirm a customer's identity when performing the handling business by means of telemarketing and the Internet.

(3) Perform the handling business for short-term use and do it falsely or forcibly to customers who have no intention of applying.

3-8  (Competition avoidance)

During the term of the contract, as long as IA Partners does not obtain Internet Service Partners' approval in advance, IA Partners may not engage in business using the same or similar operating system to this business without IST system.

            4. Term, renewal, expiration and revision of the contract

4-1  (The term of validity)

This contract comes into force on the conclusion date and is valid for one year on and after the conclusion date.

4-2  (Renewal of the contract)

This contract will be automatically renewed if there is no notice of expiration in writing made by either IA Partners or Internet Service Partners by 60 days before from the expiration date and continuously in valid for one year. After that, it will automatically extended every one year.

4-3  (Cancellation)

(1) If IA Partners fails to carry out the term of the contract, Internet Service Partners may request IA Partners to stop or correct it, and if the act is not corrected within 30 days, Internet Service Partners may cancel the contract. In this case, IA Partners cannot reject Internet Service Partners' claim for damages.

(2) IA Partners and Internet Service Partners may cancel the contract without notice if the following situations arise.

1.   Dissolution, merger or alienation of important parts of the business.

2. Cancellation or suspension of the business license executed by the competent authorities.

3. If procedures of distraint, provisional distraint, provisional disposition, auction, bankruptcy, reorganization and civil reformation are taken or stated. If complete administration, readjustment or execution of assets and debts by creditors or suspension payment is taken.

4.   If checks are dishonored.

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4-4  (Disappearance of rights)

When the contract expires, regardless of the reason, IA Partners loses all the rights regarding the business permitted under the contract and stop using confidential materials and facilities immediately.

4-5  (Limitation after expiration of the contract)

(1) After losing the rights as mentioned on the previous article, IA Partners may not perform any acts which can be an infringement of trademark rights or illegal competition such as managing the same or similar system to IST system without Internet Service Partners' approval.

(2) Those who are subject to the previous clause are not only IA Partners but also IA Partners' subsidiaries, affiliated companies, the board of the directors and employees.

(3) If IA Partners and those who are designated on the previous clause receive a notice which is against Clause 1 of this article, as long as they do not certify that it does not fall under that, they may suspend the act immediately.

4-6  (Reimbursement of activities assets)

(1) IA Partners has to stop operating the business as soon as the contract expires and return everything to the same conditions as ones before conclusion of the contract according to the following.

     1. Return manuals, materials and all of the other confidential materials regarding the business to Internet Service Partners. As well as this, remove all the signboards and structures offered by Internet Service Partners for the execution of the business and request the confirmation of Internet Service Partners.

     2. Remove facilities and household goods prepared and used by IA Partners for the business. The cost should be charged to IA Partners.

4-7  (Settlement of debts after closing)

(1) As soon as the contract closes owing to expiration and cancellation, IA Partners has to reimburse debts to Internet Service Partners, its subsidiaries and affiliated companies regardless of the reason. If the contract closes owing to IA Partners' default on an obligation or illegal acts, IA Partners has to reimburse Internet Service Partners for their damages and costs caused by that.

(2) If the contract is cancelled, Internet Service Partners may offset debts against credits at the same amount.

(3) Provisions mentioned on this article are valid after closing the contract and all the rights gained by Internet Service Partners before the contract closes are also valid and Internet Service Partners may execute them.

                           5. Alienation of a position

5-1  (Prohibition of alienating a position)

Rights as a partner vested in IA Partners may not be alienated, lent and put up as collateral to third parties without Internet Service Partners' approval.

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5-2  (Alienation by Internet Service Partners)

Internet Service Partners may alienate all the rights, obligations and positions caused under the contract to third parties without IA Partners' approval.

5-3  (Re-entrustment to a third party)

IA Partners may not re-entrust the business to third parties without Internet Service Partners' advance approval.

                                    6. Others

6-1  (Change of the system)

If Internet Service Partners requests IA Partners to improve and change IST system, IA Partners agrees to faithfully deliberate, actively cooperate and follow Internet Service Partners' instructions.

6-2  (Revision of the attached statement)

Internet Service Partners may revise the attached statement designated on the contract depending on the situation and the revised matters will be valid from the effective date, which is specified and noticed to IA Partners.

6-3  (Definition in writing)

Unless otherwise specified, all the notifications and approvals provided on each provision should be made in writing and the fact should be cleared.

6-4  (Damages)

(1) If either IA Partners or Internet Service Partners breaks rules mentioned on each provision or delays the execution of obligations, they have to compensate for damages of each party even after the expiration of the contract whether it is cancelled or not.

(2) Regardless of the previous clause, if IA Partners violates Provision 3-2 and infringes Internet Service Partners' rights regarding trademarks and copyrights or divulges confidential affairs to third parties, IA Partners compensates the damages of Internet Service Partners.

6-5  (Special contract)

Based on a proposal in writing by either IA Partners or Internet Service Partners, they may add special contracts separately upon deliberation.

6-6  (Inevitability)

If execution of the contract is prevented or delayed because of the government's action, war, civil war, earthquake, fire, flood, or other disaster, either IA Partners or Internet Service Partners may be exempted from the responsibility for damages. However, in this case, the party concerned should try to reduce the damages as hard as possible.

6-7  (Joint liability on a guarantee)

(1) In conclusion of the contract, If Internet Service Partners needs, IA Partners requires calling a joint surety accepted by Internet Service Partners.

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(2)  The joint surety guarantees all the debts of IA Partners and its affiliated companies for the business against Internet Service Partners.

(3) Internet Service Partners may request IA Partners to add and change the joint surety if necessary. In this case, IA Partners should immediately call another joint surety accepted by Internet Service Partners.

6-8  (Obligation of notice and report)

(1) If IA Partners falls under the fallowing, they have to notice the effect to Internet Service Partners in writing. IA Partners has to report the details to Internet Service Partners in writing within 7 days from when they can know the occurrence. In this case, if there is a proper reason why those who newly obtain the right of a representative or those who have a substantial control are not appropriate as the party concerned in the contract, Internet Service Partners may cancel the contract.

     1.   Change of address or location of the head office.

     2.   Change of a representative

     3.   Important change of the business contents.

(2) If the notice from Internet Service Partners is not arrived because of IA Partners' failure to carry out the first number on the previous article, Internet Service Partners may consider that the notice has been received by IA Partners.

6-9  (Jurisdiction)

IA Partners and Internet Service Partners agree that regarding all the suits and legal disputes the jurisdiction will be exclusively with the court in the area of Internet Service Partners' registered head office.

6-10 (Doubts and deliberation)

If a difference arises in interpretations between IA Partners and Internet Service Partners of the matters not prescribed in this contract, the parties should make a decision upon deliberation.

In order to prove the conclusion of this contract, the contract has been made in two parts, both of which are signed by the parties, and each of which is held by each party.

Signed 12/22/2005

/s/ Hideki Anan

IA Partners
1-13-12, Nishi-shinjyuku, Shinjyuku-ku, Tokyo
Mr. Hideki Anan

/s/ Toshihiko Murase

Internet Service Partners
3-9-9, Shibuya, Sibuya-ku, Tokyo
Mr. Toshihiko Murase

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(Attached sheet)

Location of Internet Service Partners' IST system provided under Provision 1-2 is as follows;


Location;

IA Partners
Kihu Building 3F, 7-2-4
Nishi-shinjuku, Shinjuku-ku, Tokyo
Tel: 03-4360-7000 Fax: 03-4360-7001

Person in charge; Mr. Jyunya Ide

Attachment To Partner Contract between IA Partners and Internet Service Partners Term 12/22/05-12/22/06
Related to Service Fee off NTT and OCN

Details are as follows:

FTTPH with OCN    Total __________ Yen, including incentive as follows:
Basic                   __________
Campaign 1              __________
Campaign 2              __________
OCN  Volume achievement __________
Total                   __________

NTT B Flets       Total __________ as follows:
Basic                   __________
Campaign 1              __________
Total                   __________

Hikari Telephone  Total __________, including as follows:
Basic                   __________
Safety plan             __________
More safety plan        __________

Details of Hikari Telephone-

Basic                   __________
Campaign                __________
Safety plan             __________
Campaign                __________
More safety plan        __________
Campaign 1              __________
Total                   __________

NTT FLETS ADSL          __________

OCN B Flets       Total __________, including as follows:
Basic                   __________
Campaign                __________
Web input               __________
Total                   __________

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OCN ADSL          Total __________, including as follows:

Basic                   __________
Campaign 1              __________
Web input               __________
Total                   __________

OCN Theatre Basis       __________

ON Demand TV, to be determined

Payment terms are as follows;

B Flets Base fee and OCN 1- 65% after 30 days and 35% after 120 days less any lines not accepted, campaign 2 and all other fees, 30 days from the end of the previous month after lines are accepted.

Flets ADSL and all others- 30 days from the end of the previous month after lines are accepted.

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